Stockholders’ Equity (Deficit)	3 Months Ended	8 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Stockholders’ Equity (Deficit) [Abstract]
Stockholders’ Equity (Deficit)

Note 9 - Stockholders’ Equity (Deficit)

The total number of shares of capital stock that the Company has the authority to issue is up to 205,000,000 shares, consisting of: (i) 200,000,000 shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and (ii) 5,000,000 shares of preferred stock, having a par value of $0.001 per share (the “Preferred Stock”). As of March 31, 2024 and December 31, 2023, there were 44,122,091 shares of Common Stock issued and outstanding, and 0 shares of Preferred Stock issued and outstanding.

Note 11 - Stockholders’ Equity (Deficit)

The total number of shares of capital stock that the Company has the authority to issue is up to 205,000,000 shares, consisting of: (i) 200,000,000 shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and (ii) 5,000,000 shares of preferred stock, having a par value of $0.001 per share (the “Preferred Stock”). As of December 31, 2023, April 30, 2023 and April 30, 2022 there were 44,122,091 shares, 42,522,091 shares and 8,634,210 shares of common stock issued and outstanding, respectively.

On November 24, 2023, we conducted a follow-on offering by issuing 1,600,000 units priced at $5.00 per unit. This offering generated total gross proceeds of $8.0 million, and after deducting associated expenses, the net proceeds amounted to $7.16 million. Each unit consisted of one share and one and a half warrants, allowing warrant holders to exercise their rights over a five-year period at a price of $5.00.